Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the periods ended September 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By	/s/ Jeffrey K. Berg
Jeffrey K. Berg
Date: November 12, 2009		President and Chief Executive Officer

	By	/s/ David T. McGraw
David T. McGraw
Chief Financial Officer
Date: November 12, 2009

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